SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ANWORTH MORTGAGE ASSET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Anworth Mortgage Asset Corporation

1299 Ocean Avenue, Second Floor

Santa Monica, California 90401

(310) 255-4493

AMENDMENT NO. 1 TO DEFINITIVE PROXY STATEMENT DATED APRIL 21, 2009

Dear Stockholder:

On or about April 21, 2009, Anworth Mortgage Asset Corporation (“Anworth”) mailed a definitive Proxy Statement to our stockholders in connection with matters to be voted on at our 2009 Annual Meeting of Stockholders to be held on Thursday, May 21, 2009 at Anworth’s principal offices located at 1299 Ocean Avenue, Second Floor, Santa Monica, California 90401, or at any adjournment or postponement thereof.

With respect to the internet availability of our Proxy Statement and Annual Report on Form 10-K, the Proxy Statement incorrectly states the URL for the website on which stockholders may gain online access to our proxy materials. The incorrect URL is located at the bottom of the “NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2009” which Notice immediately precedes page 1 of the Proxy Statement.

This Amendment amends our Proxy Statement by replacing the notice of internet availability of proxy materials disclosure at the bottom of the Notice with the following:

“Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 21, 2009: This proxy statement and our Annual Report on Form 10-K are available on the internet, free of charge, at

https://www.sendd.com/EZProxy/?project_id=191

On this web site, you will be able to access our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.”

This Amendment to our Proxy Statement should be read together with the Proxy Statement filed with the U.S. Securities and Exchange Commission on April 21, 2009 and first mailed to stockholders of record on April 9, 2009 on or about April 21, 2009. Except as described in this Amendment, no other provisions of our Proxy Statement have been amended, and the information contained in this Amendment only replaces and supersedes any inconsistent information in our Proxy Statement. The changes described in this Amendment are the only changes with respect to the matters to be voted on at the Annual Meeting of Stockholders as of the date of this Amendment from the Proxy Statement given or sent to stockholders on or about April 21, 2009.

Enclosed herein is a Proxy Card identical to that sent to you with the Proxy Statement. Please sign and return the accompanying Proxy Card or the Proxy Card previously sent to you. If you have submitted the Proxy Card previously sent to you and wish to change your vote, please sign and return the accompanying Proxy Card. Only the latest Proxy Card to be submitted will be counted for the purpose of quorum and will be voted at the Annual Meeting. You do not have to take any action if you have previously voted your shares and do not wish to change your vote.

Copies of our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are also available on our website at www.anworth.com, as well as the website of the U.S. Securities and Exchange Commission at www.sec.gov. Copies of such Proxy Statement and Annual Report on Form 10-K can also be obtained by request and without charge (not including exhibits) by writing to Anworth Mortgage Asset Corporation, Attention: Investor Relations, 1299 Ocean Avenue, Second Floor, Santa Monica, California 90401.

As always, thank you for your support of Anworth, and I look forward to seeing you at the upcoming Annual Meeting of Stockholders.

Sincerely,

/s/ Thad M. Brown

Thad M. Brown

Chief Financial Officer & Secretary

Santa Monica, California

April 24, 2009

ANWORTH MORTGAGE ASSET CORPORATION C/O AMERICANSTOCK TRANSFER AND TRUST COMPANY 6201 15TH AVENUE BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER

COMMUNICATIONS

If you would like to reduce the costs incurred by Anworth Mortgage Asset Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anworth Mortgage Asset Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         M12666             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANWORTH MORTGAGE ASSET CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
Vote on Directors
1.	Election of Directors		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Nominees
	01) Lloyd McAdams 02) Lee A. Ault 03) Charles H. Black	04) Joe E. Davis 05) Robert C. Davis 06) Joseph E. McAdams
			☐	☐	☐

	Vote on Proposals					For	Against	Abstain

2.	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.					☐	☐	☐

For address changes and/or comments, please check this box

and write them on the back where indicated.                                 ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

ANWORTH MORTGAGE ASSET CORPORATION

MAY 21, 2009

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

▼ Please detach along perforated line and mail in the envelope provided. ▼

M12667

ANWORTH MORTGAGE ASSET CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lloyd McAdams and Joseph E. McAdams, or either of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Anworth Mortgage Asset Corporation, to be held on Thursday, May 21, 2009 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof, and to vote the number of shares, as indicated on the reverse side, the undersigned would be entitled to vote if personally present.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2009, (B) THE ACCOMPANYING PROXY STATEMENT AND (C) THE ANNUAL REPORT ON THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE 6 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side